UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011

Zynex, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9990 Park Meadows Drive Lone Tree, Colorado	80124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 703-4906

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Anthony Scalese, the Chief Financial Officer of Zynex, Inc., will present to investors at the Accredited Members Conference in Colorado Springs, Colorado on March 7, 2011. The presentation will not be webcast. A copy of Zynex’s presentation is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item and the contents of Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Zynex, Inc. Presentation to Accredited Members Conference on March 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc.

Date: March 7, 2011	By: /s/ Thomas Sandgaard
Thomas Sandgaard, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Zynex, Inc. Presentation to Accredited Members Conference on March 7, 2011.